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                       G.T. GLOBAL GROWTH & INCOME FUND:
                                 ADVISOR CLASS
                         SUPPLEMENT TO PROSPECTUS DATED
                     MARCH 1, 1995, AS REVISED JUNE 1, 1995

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The following revisions have been made relating to (1) the eligibility requirements for investing in Advisor Class shares of the G.T. Global Growth & Income Fund, and (2) involuntary redemption of such shares.

On page 3, under "Prospectus Summary -- Advisor Class Shares," and on page 13, under "How to Invest -- General," section (b) is amended to read "any account with assets of at least $25,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account;" and section (c) is amended to read "any account with assets of at least $25,000 if (i) such account is established under a 'wrap fee' program and
(ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account." The other eligible groups described under sections (a), (d) and (e) in that paragraph remain unchanged.

The following information should be inserted at the end of the first paragraph in the section of the Fund's Prospectus entitled "How To Invest" on page 13:

"Investors may be charged a fee by their agents or brokers if they effect transactions other than through a dealer."

The minimum initial investment for the Fund is $500. Subsequent purchase minimum is $100. On page 16, under paragraph four of the heading "Other Important Redemption Information," the Fund and G.T. Global Financial Services, Inc. each reserves the right to redeem the shares of any investor whose investment is reduced, by reason of redemptions, to less than $500 in the Fund.

Under "Other Information -- Confirmations and Reports to Shareholders" on page 22, the following information should be inserted immediately prior to the last sentence of the paragraph: "Under certain circumstances, duplicate mailings of such reports to the same household may be consolidated."

Under "Other Information -- Custodian and Accounting Agent," it should be noted that effective July 1, 1995, G.T. Capital serves as each Fund's pricing and accounting agent. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds.

On the Advisor Class Account Application, under the heading "Fund Selection," the minimum initial investment has been changed to $500 per fund.
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The following information supersedes and replaces the description of the Fund's portfolio management team contained in the section of the Fund's Prospectus on page 20 entitled "Management":

"The investment professionals primarily responsible for the portfolio management of the Fund are as follows:

                              GROWTH & INCOME FUND

                             RESPONSIBILITIES FOR                              BUSINESS EXPERIENCE
NAME/OFFICE                        THE FUND                                      LAST FIVE YEARS
--------------------  -----------------------------------  ------------------------------------------------------------
Nicholas S. Train     Portfolio Manager since 1991         Portfolio Manager for G.T. Capital since 1991; prior
 London                                                     thereto, Portfolio Manager for G.T. Management PLC
                                                            (London).
Paul Griffiths        Portfolio Manager since 1995         Portfolio Manager for G.T. Management PLC (London) and G.T.
 London                                                     Capital since 1994; from 1993 to 1994, Global Bond Fund
                                                            Manager, Lazard Investors; from 1991 to 1993, Global Bond
                                                            Fund Manager, Sanwa International PLC; from 1989 to 1991,
                                                            Account Officer, Royal Bank of Canada."

GROSX51020MC                                                    October 20, 1995